Exhibit 10.52
Execution Version

NINTH AMENDMENT

THIS NINTH AMENDMENT, dated as of June 26, 2023 (this “Amendment”), to the Existing Credit Agreement referred to below, is among SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“STX”), SEAGATE HDD CAYMAN, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) constituting the Required Lenders (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, dated as of February 20, 2019 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement,” and as further amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among STX (as successor to Seagate Technology Unlimited Company, an unlimited company incorporated under the laws of Ireland), the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, such Lenders have agreed to make Loans and have made Loans, and the Issuing Banks have agreed to issue (and have issued) Letters of Credit to the Borrower;

WHEREAS, STX and the Borrower have requested, subject to the terms and conditions hereinafter set forth, that the Existing Credit Agreement be amended to, among other things, modify the repayment schedules to reflect that the Eighth Amendment Prepayment (as defined in the Credit Agreement) has been made.

WHEREAS, the Administrative Agent and the Lenders that are signatories hereto, constituting the Required Lenders, have agreed to such and other amendments on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings:

“Amendment” is defined in the preamble. “Credit Agreement” is defined in the first recital.
“Ninth Amendment Effective Date” is defined in Section 3.1. “Existing Credit Agreement” is defined in the first recital.

“Lenders” is defined in the first recital.

SECTION 1.2. Credit Agreement Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms defined in the Credit Agreement and used in this Amendment shall have the meanings given to them in the Credit Agreement.

ARTICLE II
AMENDMENTS OF THE EXISTING CREDIT AGREEMENT, ETC.

SECTION 2.1. Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

(a)Section 2.10(e) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e) On each Quarterly Payment Date occurring during any period set forth below and on the Maturity Date, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount of Term Loan A1 in an amount equal to that set forth below opposite such Quarterly Payment Date or the Maturity Date in respect of Term Loan A1, as applicable:

Period	Amount of Required Principal Repayment
06/30/23 through (and including) 09/30/24	$5,576,923.08
12/31/24 through (and including) 06/30/25	$8,365,384.62
Maturity Date for Term Loan A1	The then outstanding principal amount of Term Loan A1

(b)Section 2.10(f) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f) On each Quarterly Payment Date occurring during any period set forth below and on the Maturity Date, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount of Term Loan A2 in an amount equal to that set forth below opposite such Quarterly Payment Date or the Maturity Date in respect of Term Loan A2, as applicable:

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Period	Amount of Required Principal Repayment
06/30/23 through (and including) 09/30/24	$5,576,923.08
12/31/24 through (and including) 09/30/25	$8,365,384.62
12/31/25 through (and including) 06/30/27 Maturity Date for Term Loan A2	$11,153,846.15 The then outstanding principal amount of Term Loan A2

(c)Section 2.10(g) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

(g) On each Quarterly Payment Date occurring during any period set forth below and on the Maturity Date, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount of Term Loan A3 in an amount equal to that set forth below opposite such Quarterly Payment Date or the Maturity Date in respect of Term Loan A3, as applicable:

Period	Amount of Required Principal Repayment
06/30/23	$5,576,923.08
09/30/23 through (and including) 06/30/24	$10,038,461.54
09/30/24 through (and including) 06/30/26	$12,269,230.77
09/30/26 through (and including) 06/30/27 Maturity Date for Term Loan A3	$15,615,384.62 The then outstanding principal amount of Term Loan A3

(d)Section 6.07(b) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

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(b) the Borrower and the Subsidiaries may declare and pay dividends or distributions ratably with respect to their Equity Interests, or repurchase or redeem their Equity Interests (including by cancellation or setoff of intercompany debt); provided that if the Borrower merges with or consolidates with or into STX (or if different, the ultimate parent of the Borrower which is a publicly traded Person), then the Borrower shall no longer be able to declare and pay ratable dividends or distributions pursuant to this clause (b);

SECTION 2.2. Effect on Commitments and Outstanding Loans and Letters of Credit. Unless otherwise provided herein, (i) all Commitments in effect under the Existing Credit Agreement immediately prior to the Ninth Amendment Effective Date shall continue in effect under the Credit Agreement and (ii) all Loans and Letters of Credit (if any) outstanding and issued under the Existing Credit Agreement immediately prior to the Ninth Amendment Effective Date shall continue to be outstanding and issued under the Credit Agreement, and on and after the Ninth Amendment Effective Date the terms of the Credit Agreement shall govern the rights and obligations of the Borrower, the other Loan Parties, the Lenders, the Issuing Banks and the Administrative Agent with respect thereto.

ARTICLE III CONDITIONS TO EFFECTIVENESS

SECTION 3.1. This Amendment shall become effective upon the date (the “Ninth Amendment Effective Date”) when each of the conditions set forth in this Article shall have been satisfied. For purposes of determining compliance with the conditions specified in this Article, the Administrative Agent and each Lender that has signed this Amendment shall be deemed to have waived, consented to, approved, accepted and be satisfied with each document or other matter that must be “in form and substance satisfactory” to the Administrative Agent or a Lender or otherwise required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by an authorized officer or representative of STX and of the Borrower, each Lender named on a signature page hereto, and the Administrative Agent.

SECTION 3.1.2. Affirmation. The Administrative Agent shall have received counterparts of an affirmation, dated as of the Ninth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by an authorized officer of each Guarantor.

SECTION 3.1.3. Resolutions, etc. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or incorporation, existence and (where such concept exists in any relevant jurisdiction) good standing of each Loan Party, the authorization of the execution, delivery and performance of the Loan Documents by each Loan Party and any other legal matters relating to each Loan Party or the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

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SECTION 3.1.4. Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date, including in each case, to the extent invoiced, reimbursement or payment of all reasonable out-of- pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under any Loan Document.

ARTICLE IV MISCELLANEOUS PROVISIONS

SECTION 4.1. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, STX and the Borrower represent and warrant to the Lenders and the Administrative Agent that as of the Ninth Amendment Effective Date:

(a)both before and after giving effect to this Amendment, all of the statements set forth in clause (a) of Section 4.02 of the Existing Credit Agreement are true and correct;

(b)both before and after giving effect to this Amendment, no Default has occurred and is continuing, or will result therefrom;

(c)this Amendment constitutes the legal, valid and binding obligation of STX and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity and an implied covenant of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law in accordance with its terms; and

(d)no authorizations, consents, or approvals by any Person are required for the execution and delivery by, or for the effectiveness or enforceability against, any Loan Party of this Amendment except such as have been made or obtained and are in full force and effect.

SECTION 4.2. Effect of Amendment. The parties hereto agree as follows:

(a)This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Existing Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or any Lender under any of the Loan Documents except as expressly stated herein. Except as expressly amended hereby, the provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Existing Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder.

(b)On and after the Ninth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Credit Agreement in any other Loan

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Document shall be deemed a reference to the Existing Credit Agreement as amended hereby. This Amendment, executed pursuant to the Existing Credit Agreement, shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 4.3. Fees and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses arising in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 4.6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, each of which when executed and delivered shall be deemed an original, and all such counterparts taken together shall be deemed to constitute one and the same document. Delivery of an executed counterpart of a signature page to this Amendment by electronic signature, pdf, facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 4.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.    STX AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, TO THE SAME EXTENT SET FORTH IN SECTION 9.09(b) OF THE CREDIT AGREEMENT.

SECTION 4.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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DocuSign Envelope ID: A70AB424-7C0A-436F-AECE-FB97ADDE9CB5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Existing Credit Agreement to be duly executed and delivered as of the day and year first above written.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

By:     /s/ Gianluca Romano     Name: Gianluca Romano
Title: Chief Financial Officer, Authorized Signatory

[Signature Page to Ninth Amendment to Credit Agreement]

DocuSign Envelope ID: A70AB424-7C0A-436F-AECE-FB97ADDE9CB5

SEAGATE HDD CAYMAN

By:     /s/ Johnny Choi     Name: Johnny Choi
Title: Director, Authorized Signatory

[Signature Page to Ninth Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA, in its capacity as the Administrative Agent and a Lender

By:     /s/ David Dewar     Name: David Dewar
Title: Director

[Signature Page to Ninth Amendment to Credit Agreement]

DocuSign Envelope ID: 39FB7985-D344-4C62-9B63-475921EE4C8D

LENDERS

BARCLAYS BANK PLC, as a Lender
By: /s/ Warren Veech III
Name: Warren Veech III Title: Vice President

[Signature Page to Ninth Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Nirmal Bivek     Name: Nirmal Bivek
Title: Duly Authorized Signatory

[Signature Page to Ninth Amendment to Credit Agreement]

MUFG BANK, LTD., as a Lender

By:     /s/ Colin Donnarumma     Name: Colin Donnarumma
Title: Authorized Signer

[Signature Page to Ninth Amendment to Credit Agreement]

OVERSEA-CHINESE BANKING CORPORATION, LIMITED, LOS ANGELES AGENCY, as a Lender
By: /s/ Charles Ong
Name: Charles Ong Title: General Manager

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential

BANK OF AMERICAN.A., as a Lender

By: /s/ Herman Chang
Name: Herman Chang
Title: Vice President

[Signature Page lo Ninth Amendment lo Credit Agreement]

BNP PARIBAS, as a Lender

By:     /s/ George Ko     Name: George Ko
Title: Director

By:     /s/ My-Linh Yoshiike     Name: My-Linh Yoshiike
Title: Vice-President

[Signature Page to Ninth Amendment to Credit Agreement]

Classification : Internal

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By: _/s/ Irlen Mak__________________
Name: Irlen Mak
Title: Director

[Signature Page to Ninth Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:_/s/ Gambo Audu___________
Name: Gambo Audu
Title: Vice President

[Signature Page to Ninth Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A., as a
Lender

By: /s/ Atu Koffie-Lart     Name: Atu Koffie-Lart
Title: Authorized Signatory

[Signature Page to Ninth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By: /s/ Alexander Wilson
Name: Alexander Wilson Title: Vice President

[Signature Page to Ninth Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Allyn A. Coskun
Name: Allyn A. Coskun Title: Senior Vice President

[Signature Page to Ninth Amendment to Credit Agreement]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By: /s/ Tony Huang     Name: Tony Huang
Title: Director

By: /s/ Yuanyuan Peng     Name: Yuanyuan Peng
Title: Executive Director

[Signature Page to Ninth Amendment to Credit Agreement]

DBS BANK LTD., as a Lender

By:     /s/ Josephine Lim
Name: Josephine Lim
Title: Executive Director

[Signature Page to Ninth Amendment to Credit Agreement]

CITIBANK, N.A., as a Lender

By: /s/ Carmen-Christina Kelleher
Name: Carmen-Christina Kelleher
Title: Vice President

[Signature Page to Ninth Amendment to Credit Agreement]